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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 11, 2000

                                     AVIRON
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                0-20815                                77-0309686
          (Commission File No.)              (IRS Employer Identification No.)


                             297 N. BERNARDO AVENUE
                             MOUNTAIN VIEW, CA 94043
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (650) 919-6500

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ITEM 5. OTHER EVENTS.

        On January 12, 2000, Aqua Wellington North American Equities Fund, Ltd. and Aviron announced an agreement pursuant to which Aviron may, from time to time and at its sole discretion present Acqua Wellington with draw down notices requiring Acqua Wellington to purchase up to $4 million of Aviron Common Stock each month for the following 12 months, at a specified discount to the market price, for an aggregate purchase price of $48 million. All shares of Aviron Common Stock to be sold to Acqua Wellington are registered under our Registration Statement on Form S-3 (No. 333-87185). See Aviron's press release, attached hereto as Exhibit 99.1 and the Common Stock Purchase Agreement attached hereto as Exhibit 4.11.

ITEM 7. EXHIBITS.

Exhibit 4.11 Common Stock Purchase Agreement between Aviron and Acqua Wellington North American Equities Fund, Ltd. dated January 11, 2000.

Exhibit 99.1 Press Release, dated January 12, 2000, entitled "Aviron Announces $48 Million Financing Commitment."


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        AVIRON


Dated:  January 13, 2000                By: /s/ Fred Kurland
                                           -------------------------------------
                                        Fred Kurland
                                        Senior Vice President and
                                        Chief Executive Officer

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                                INDEX TO EXHIBITS
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Exhibit 4.11            Common Stock Purchase Agreement between Aviron and
                        Acqua Wellington North American Equities Fund, Ltd. dated January 11, 2000.

Exhibit 99.1 Press Release, dated January 12, 2000, entitled "Aviron Announces $48 Million Financing Commitment."